Risk Management and Fair Value Measurements (Tables)	12 Months Ended
Dec. 31, 2016
Risk Management And Fair Value Measurements [Abstract]
Summary of Fair Value of Long Lived Assets Held and Used

As of December 31, 2016, the Company reviewed the carrying amount in connection with the estimated recoverable amount for each of its vessels. This review indicated that such carrying amount was not fully recoverable for the Company’s vessels Northsea Alpha and Northsea Beta. Consequently the carrying value of these vessels was written down as presented in the table below.

Vessel	Significant Other Observable Inputs (Level 2)	Impairment Loss charged against Vessels, net	Impairment Loss charged against Deferred charges, net	Vessel Impairment Charge
Northsea Alpha	$8,000	$1,769	$292	$2,061
Northsea Beta	8,000	1,623	314	1,937
TOTAL	$16,000	$3,392	$606	$3,998